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                                                                 Exhibit 10.93.1
                                                                  EXECUTION COPY


                                   AMENDMENT ONE
                                         TO
                            SUBORDINATED LOAN AGREEMENT

      AMENDMENT ONE TO SUBORDINATED LOAN AGREEMENT (this "AMENDMENT") dated as of May 22, 2001, (this "Amendment"), is by and between MIDWEST GENERATION, LLC, a Delaware limited liability company, as borrower ("Borrower"), and EDISON MISSION OVERSEAS CO., a Delaware corporation, as lender ("Lender").


                                      RECITALS

      A. The Borrower has entered into a Subordinated Loan Agreement dated as of December 15, 1999 (as heretofore amended, modified and supplemented, the "LOAN AGREEMENT") with Lender.

      B. The Borrower has requested and the Lender has agreed to make certain loans to Borrower under the terms and conditions set forth in the Loan Agreement.

      C. The Borrower has requested, and, upon this Amendment becoming effective, the Lender has agreed, to increase the aggregate maximum amount of the Finance Loans as set forth herein.

      D. The Lender is willing to increase the Finance Loan Commitment and make loans to the Borrower on the terms and subject to the conditions contained in this Amendment.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. AMENDMENTS. Except as otherwise defined in this Amendment, terms defined in the Loan Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

      (a) SECTION 2.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

      "Section 2.1 SUBORDINATED LOANS. Lender agrees to make three loans (the "FINANCE LOANS") upon written request therefore by the Borrower to Borrower in the aggregate principal amount not to exceed the amount of the Holdings Equity Contribution. The Finance Loans shall consist of (i) a loan in an amount up to the Tranche A Commitment Amount, as defined in the Holdings Credit Agreement (the "TRANCHE A FINANCE LOAN"), (ii) a loan in an amount up to the Tranche B Commitment Amount, as defined in the Holdings Credit Agreement (the "TRANCHE B FINANCE LOAN"), and (iii) a loan in an amount up to the Tranche C Commitment Amount, as defined in the Holdings Credit Agreement (the "TRANCHE C FINANCE LOAN").

      Borrower may from time to time prepay, in whole or in part, and reborrow the Finance Loans; PROVIDED that the aggregate principal amount of the Finance Loans outstanding shall not exceed the aggregate amount of the Tranche A Commitment Amount, the Tranche B Commitment Amount and the Tranche C Commitment Amount under the Holdings Credit

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Agreement (the "FINANCE LOAN COMMITMENT"). The obligations of the Lender to make the Finance Loans to Borrower shall terminate automatically on the Tranche A Loan Commitment Termination Date (as defined in the Holdings Credit Agreement) for the Tranche A Finance Loan, the Tranche B Commitment Termination Date (as defined in the Holdings Credit Agreement) for the Tranche B Finance Loan, and the Tranche C Commitment Termination Date (as defined in the Holdings Credit Agreement) for the Tranche C Finance Loan. Borrower shall execute a promissory note for each finance loan in form and substance substantially similar to EXHIBIT A hereto and otherwise in form and substance as is agreed by the parties hereto."

      2. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Loan Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.

                        MIDWEST GENERATION, LLC
                        as Borrower




                        By:    /s/ G. Gary Garcia
                             -------------------------------------
                        Name:    G. Gary Garcia
                        Title:   Vice President and Treasurer




                        EDISON MISSION OVERSEAS CO.
                        as Lender




                        By:    /s/ John P. Finneran, Jr.
                             -------------------------------------
                        Name:    John P. Finneran, Jr.
                        Title:   Vice President